UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2025

SAFE AND GREEN DEVELOPMENT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41581	87-1375590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Biscayne Blvd., #1201

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 646-240-4235

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	SGD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On January 30, 2025, LV Peninsula Holding, LLC (“LV Holding”), a wholly owned subsidiary of the Company, entered into a Commercial Contract (the “Contract of Sale”) with Lithe Development Inc., a Texas corporation (“Lithe”), to sell the Company’s approximately 60-acre waterfront Lake Travis site in Lago Vista, Texas (the “Lago Vista Site”) owned by the Company to Lithe for $6.575 million. The Contract of Sale provides that the closing of the sale by LV Holding to Lithe of the Lago Vista Site is expected to occur on or before February 12, 2025 following satisfaction of all required closing conditions. Within four business days of signing the Contract of Sale, Lithe must provide to LV Holding an executed JV contract which includes the loan agreement.

Lithe has agreed to provide a $1,000 earnest money deposit to evidence its commitment to purchasing the Lago Vista Site. If Lithe breaches the Contract of Sale, LV Holding may terminate the Contract of Sale and receive the earnest deposit as its sole remedy. The Contract of Sale executed on January 30, 2025, supersedes the previously executed Contract of Sale with Lithe, dated April 25, 2024, as amended effective as of July 18, 2024, July 25, 2024 and August 8, 2024, for the Lago Vista Site.

The foregoing description of the Contract of Sale and the transaction contemplated by the Contract of Sale does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Contract of Sale, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Commercial Contract between LV Peninsula Holding, LLC and Lithe Development Inc.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safe and Green Development Corporation
Dated: February 5, 2025
	By:	/s/ Nicolai Brune
	Name:	Nicolai Brune
	Title:	Chief Financial Officer

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